Exhibit 99.2
Contacts:
James J. Hyland, VP Investor Relations
(636) 534-2369
investor.relations@tlcvision.com
Maura M. Turner, VP, Communications
617-619-5457
mturner@charlesbank.com
Wendy L. Matheny, Senior Marketing Manager
(305) 379-2322
wmatheny@higcapital.com
FOR IMMEDIATE RELEASE
TLCVISION’S PLAN OF REORGANIZATION SUCCESSFULLY
CONFIRMED BY BANKRUPTCY COURT
ST. LOUIS, MO, — May 6, 2010 — TLCVision Corporation (the “Company”), North America’s premier eye care services company, announced today that the United States Bankruptcy Court for the District of Delaware (the “Court”) confirmed the joint Chapter 11 plan of reorganization (the “Plan”) for the Company and its affiliates, TLCVision (USA) Corporation (“TLC USA”) and TLC Management Services, Inc. (“TLC MSI”). The Plan was sponsored by affiliates of Charlesbank Capital Partners, LLC (“Charlesbank”) and H.I.G. Capital, LLC (“H.I.G.”) and publicly supported by the committee of creditors appointed in the Court.
The Plan provides for the payment in full in cash of all outstanding amounts owing to the Company’s senior secured lenders. The Plan also provides up to US$9.0 million in cash and a promissory note of up to US$3.0 million to satisfy unsecured creditors of the Company, TLC USA and TLC MSI. Pursuant to the Plan, affiliates of Charlesbank and H.I.G. will acquire substantially all the assets of the Company, including 100% of the equity of TLC USA and the Company’s six refractive centers in Canada.
The Plan will become effective upon satisfaction of all outstanding closing conditions, including recognition of the Court’s confirmation order by the Ontario Superior Court of Justice (the “Canadian Court”) under the Canadian Companies’ Creditors Arrangement Act (the “CCAA”). The Company expects that the Plan will be effective soon and will publicly announce when it has filed notice of the effective date with the Court. After such date, it is expected that any remaining assets of the Company will be liquidated under the CCAA in a Canadian proceeding and that net proceeds of such liquidation, if any, will be distributed to the Company’s creditors.
“On behalf of the Board of Directors of TLCVision, I want to thank our employees, our business partners and our customers who, today, received a clear vote of confidence in our company,” said Warren S. Rustand, Chairman of the Board of TLCVision. “The Board of Directors believes this plan offers the best opportunity for TLC — one that will help us emerge expeditiously from Chapter 11 and forge a stronger future. We are excited by our new relationship with Charlesbank and H.I.G. and we look forward to building on our company’s strong brand.”
“This plan will deleverage TLC’s balance sheet, repay in full the company’s debt and provide significant capital for future expansion,” said Brandon White, Managing Director at Charlesbank. “We believe that TLC is now properly positioned to achieve its true growth potential, capitalizing on its strong customer awareness and history of leadership in the industry.”
Adds Tim Armstrong, Managing Director of H.I.G., “TLC’s emergence from Chapter 11 is a testament to the strength of its employees and its brand, and we are delighted to be teaming with the TLCVision management team and Charlesbank to continue expanding TLC’s business.”
For access to Court documents and other general information about the Chapter 11 cases, please visit http://chapter11.epiqsystems.com/tlcvision. In addition, the Company has established a restructuring hotline: 877-879-5075 for U.S. and Canadian callers, 503-597-7713 for international callers.
Forward-Looking Statements
This press release contains certain forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, Section 21E of the U.S. Securities Exchange Act of 1934 and Canadian Provincial Securities Laws, which statements can be identified by the use of forward-looking terminology, such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “predict,” “plans” or “continue” or the negative thereof or other variations thereon or comparable terminology referring to future events or results. We caution that all forward-looking information is inherently uncertain and that actual results may differ materially from the assumptions, estimates or expectations reflected in the forward-looking information. A number of factors could cause actual results to differ materially from those in forward-looking statements, including but not limited to the proposed terms of the restructuring plan; the Company’s ability to complete the restructuring, as proposed or otherwise, and to do so in a timely manner; whether the Canadian Court will recognize the confirmation of the Plan; the effects of the restructuring on existing creditors and shareholders; the impact of the restructuring on the Company’s general liquidity; the ability of the Company and its subsidiaries to operate in the ordinary course of business and continue paying vendors, suppliers, employees and other obligations during the restructuring process; the impact of the restructuring on existing and future patient and vendor relationships; the fact that the Company’s common shares are no longer listed on NASDAQ or the Toronto Stock Exchange; economic conditions, the level of competitive intensity for laser vision correction; the market acceptance of laser vision correction; concerns about potential side effects and long-term effects of laser vision correction; the ability to maintain agreements with doctors on satisfactory terms; quarterly fluctuation of operating results that make financial forecasting difficult; the volatility of the market price of our common shares; profitability of investments; technological change; successful execution of our direct-to-consumer marketing programs; the ability to open new centers; the Company’s ability to successfully balance demand for refractive surgery with operating costs; the reliance on key personnel; medical malpractice claims and the ability to maintain adequate insurance therefore; claims for federal, state and local taxes; compliance with industry regulation; compliance with U.S. and Canadian healthcare regulations; the effect of healthcare reform; and disputes regarding intellectual property, many of which are beyond our control.
Therefore, should one or more of these risks materialize, or should assumptions underlying the forward-looking statements prove incorrect, actual results may vary significantly from what we currently foresee. Accordingly, we warn investors to exercise caution when considering any such forward-looking information herein and to not place undue reliance on such statements and assumptions. We are under no obligation (and we expressly disclaim any such obligation) to update or alter any forward-looking statements or assumptions whether as a result of new information, future events or otherwise, except as required by law. See the Company’s reports filed with the Canadian Securities Regulators and the U.S. Securities and Exchange Commission from time to time for cautionary statements identifying important factors with respect to such forward looking statements, including certain risks and uncertainties that could cause actual results to differ materially from results referred to in forward-looking statements. TLCVision assumes no obligation to update the information contained in this press release.
About TLCVision
TLCVision is North America’s premier eye care services company, providing eye doctors with the tools and technologies needed to deliver high-quality patient care. Through its centers’ management, technology access service models, extensive optometric relationships, direct to consumer advertising and managed care contracting strength, TLCVision maintains leading positions in Refractive, Cataract and Eye Care markets. Information about vision correction surgery can be found on the TLC Laser Eye Centers’ website at www.tlcvision.com.

About Charlesbank Capital Partners
Based in Boston and New York, Charlesbank Capital Partners is a middle-market private equity investment firm managing more than $2 billion of capital. Charlesbank focuses on management-led buyouts and growth capital financings, typically investing $50 million to $150 million per transaction in companies with enterprise values of $100 million to $750 million. The firm seeks to partner with strong management teams to build companies with sustainable competitive advantages and excellent prospects for growth. For more information, visit www.charlesbank.com.
About H.I.G. Capital
H.I.G. Capital is a leading global private equity investment firm with more than $7.5 billion of equity capital under management. Based in Miami, and with offices in San Francisco, Atlanta, Boston and New York in the U.S., as well as affiliate offices in London, Hamburg and Paris in Europe, H.I.G. specializes in providing capital to small- and medium-sized companies with attractive growth potential. H.I.G. invests in management-led buyouts and recapitalizations of profitable and well managed service or manufacturing businesses. H.I.G. also has extensive experience with financial restructurings and operational turnarounds. Since its founding in 1993, H.I.G. has invested in and managed more than 200 companies worldwide. The firm’s current portfolio includes more than 50 companies with combined revenues in excess of $8 billion. For more information, please refer to the H.I.G. website at www.higcapital.com.
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